UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)          December 2, 2008

Maiden Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-34042	N/A
(State or other jurisdiction	(Commission	IRS Employer
of incorporation)	File Number)	Identification No.)

48 Par-la-Ville Road, Suite 1141, Hamilton	HM 11
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code        (441) 292-7090

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4 (c))

Item 8.01	OTHER EVENTS

On December 2, 2008, Maiden Holdings, Ltd participated in the Friedman, Billings, Ramsey Capital Markets Fall Investor Conference. A copy of the presentation is attached as Exhibit 99.1 to this Form 8-K and is furnished as Exhibit 99.1 to this report.

Exhibit Number	Description

99.1	Presentation - Friedman, Billings, Ramsey Capital Markets Fall Investor Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maiden Holdings, Ltd.
(Registrant)

Date December 2, 2008

/s/ Ben Turin
Ben Turin
Secretary